Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

IN RE: Premier Exhibitions, Inc., et al.,[1] Debtors.	CHAPTER 11 Case No. 3:16-bk-02232-JAF (Jointly Administered)

FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER CONFIRMING THE DEBTORS' FIRST AMENDED PLAN OF LIQUIDATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

THIS CAUSE came before the Court at a hearing on October 11, 2019 at 10:00 a.m. (the "Hearing") to consider final approval of the Disclosure Statement to Accompany Plan of Liquidation of the Debtors under Chapter 11 of the Bankruptcy Code (Doc. No. 82) (the "Disclosure Statement"), filed by the above-captioned debtors and debtors-in-possession (the "Debtors") on May 15, 2019, and confirmation of the First Amended Plan of Liquidation of the Debtors under Chapter 11 of the Bankruptcy Code (Doc. No. 183; Schedule 1) (the "Plan")[2] filed by the Debtors on September 11, 2019. In the event of any conflict between the Plan and this Order (the "Confirmation Order"), the terms of the Confirmation Order shall control. The Plan, as modified by this Confirmation Order, shall be referred to herein as the "Confirmed Plan."

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[1] The Debtors in the chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number include: Premier Exhibitions, Inc. (4922); Premier Exhibitions Management, LLC (3101); Arts and Exhibitions International, LLC (3101); Premier Exhibitions International, LLC (5075); Premier Exhibitions NYC, Inc. (9246); Premier Merchandising, LLC (3867), and Dinosaurs Unearthed Corp. (7309). The Debtors’ service address is c/o Troutman Sanders LLP, 600 Peachtree Street NE, Suite 3000, Atlanta, GA 30308.

On June 13, 2019, pursuant to Sections 105(a), 363, 1125, 1126, and 1128 of Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the "Bankruptcy Code"), Rules 2002, 3016, 2017, 3018, and 3020 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), and Local Rule 3018-1, the Court entered an Order (I) Preliminarily Approving the Adequacy of the Disclosure Statement, (II) Approving the Solicitation and Notice Procedures with Respect to Confirmation of the Debtors' Proposed Chapter 11 Plan, (III) Approving the Forms of Notices and Ballot in Connection Therewith, (IV) Scheduling Certain Dates with Respect Thereto, and (IV) Granting Related Relief (the "Disclosure Statement Order"), dated June 12, 2019, which, among other things, preliminarily approved the proposed Disclosure Statement, and approved the notice, objection, solicitation, voting, and tabulation procedures related to the proposed Disclosure Statement and the Plan of Liquidation of the Debtors under Chapter 11 of the Bankruptcy Code (Docket No. 81) (the "Original Plan").

Subsequently, after the Debtors filed the Plan, the Court entered an Order dated September 17, 2019 (Docket No. 189) (the "Adjournment Order"), which, among other things, directed the Debtors to give notice (the "Adjournment Notice") of the relief granted in the Adjournment Order.

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[2] Capitalized term used but not defined herein shall have the meanings ascribed to such terms in the Plan.

The Disclosure Statement and Original Plan were distributed to Holders of Claims against and Interests in the Debtors, as provided in the Disclosure Statement Order; and the Adjournment Notice was distributed to Holders of Claims against and Interests in the Debtors, as provided in the Adjournment Order.

All creditors and parties-in-interest were given due and proper notice of the Plan, Disclosure Statement, and Hearing, as established by the certificates of service filed with the Court (Docket No. 131, 175, 176, 188) (the "Notice Certificates"), and no further or other notice is required.

Present at the Hearing on behalf of the Debtors were Matthew R. Brooks and Matthew G. Roberts of Troutman Sanders LLP, co-counsel to the Debtors; Lee D. Wedekind of Nelson Mullins Riley & Scarborough LLP, co-counsel to the Debtors; and Jessica Leigh Sanders, corporate Secretary for the Debtors. There were no timely filed objections to the Plan and/or Disclosure Statement.

At the Hearing, the Court heard arguments and representations of counsel and the evidence presented by the Debtors and admitted by the Court in support of approval of the Disclosure Statement and confirmation of the Plan, including, but not limited to: declarations by Marshall Glade, Jessica Leigh Sanders, and Matthew G. Roberts. Additionally, the Debtors offered in support of confirmation of the Plan the following items: (i) the Debtors' Memorandum of Law in Support of Confirmation of the First Amended Plan of Liquidation of the Debtors under Chapter 11 of the Bankruptcy Code filed on October 10, 2019 (Docket No. 217) (the "Confirmation Brief"); and the Ballot Tabulation Report, filed on October 10, 2019 (Docket No. 218) (the "Report"), which was admitted into evidence. Furthermore, the Court took judicial notice of, among other things, the prior hearings in these Chapter 11 Cases (along with any transcripts thereof), the Court's prior orders in these Chapter 11 Cases, and the record of these Chapter 11 Cases. All objections have been withdrawn, were resolved, or are overruled as provided herein.

The Court, having considered all of the proceedings before it including the record and docket of these Chapter 11 cases, arguments of counsel, and all of the evidence offered or adduced at the Hearing; and having considered the final form of the Disclosure Statement and Plan; and having determined based upon all of the foregoing that the Plan should be confirmed and the Disclosure Statement finally approved, as reflected by the Court's rulings made herein and on the record at the Hearing; and after due deliberation and sufficient cause appearing therefore, the Court hereby

FINDS, DETERMINES, AND CONCLUDES THAT:

A.                Findings and Conclusions. The findings and conclusions set forth herein and in the record of the Hearing constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to the proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

Jurisdiction and Venue

B.                 Jurisdiction, Venue, Core Proceeding (28 U.S.C. §§ 157(b)(2) and 1334(a)). The Court has jurisdiction over the Debtors' chapter 11 cases pursuant to 28 U.S.C. § 1334. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. § 157(b), and this Court has jurisdiction to enter a final order with respect thereto. The Debtors are eligible debtors under section 109 of the Bankruptcy Code. Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

Chapter 11 Cases

C.                 Petition Date. On June 14, 2016 (the "Petition Date"), the Debtors each commenced a voluntary case under Chapter 11 of the Bankruptcy Code (altogether, the "Chapter 11 Cases"). The Debtors' Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Bankruptcy Rules. The Debtors have been operating their businesses and have been managing their properties as debtors in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. No trustee has been appointed in these Chapter 11 Cases.

D.                Judicial Notice. The Court takes judicial notice of the docket of the Debtors' Chapter 11 Cases maintained by the Clerk of the Court, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and arguments made, proffered, or adduced at the hearings held before the Court during the pendency of these Chapter 11 Cases. For the avoidance of doubt, the Court also takes judicial notice of the docket of RMS Titanic, Inc. (Case No. 3:16-bk-02230), including all pleadings and other documents filed, all Orders entered, and all evidence and arguments made, proffered, or adduced at the hearings held before the Court during the pendency of the chapter 11 case of RMS Titanic, Inc., notwithstanding the fact that the chapter 11 case of RMS Titanic, Inc. was dismissed by Order dated March 8, 2019 (Case No. 3:16-bk-02230; Docket No. 1336).

Solicitation and Notice

E.                 Solicitation and Notice. On June 13, 2019, the Court entered the Disclosure Statement Order, which, among other things: (i) preliminarily approved the Disclosure Statement; (ii) approved the notice, objection, solicitation, voting and tabulation procedures related to the Disclosure Statement and Original Plan; and (iii) established procedures and deadlines for filing objections to the Disclosure Statement and confirmation of the Original Plan. The Disclosure Statement, the Original Plan (with exhibits), the Disclosure Statement Order (excluding the exhibits thereto, except a copy of the Solicitation and Voting Procedures[3]), the Class 2 Ballot (together with detailed voting instructions), and the Combined Hearing Notice (collectively, the "Solicitation Packages") were served on the Holders of Class 2 Claims, as set forth in the Disclosure Statement Order. Likewise, the appropriate Non-Voting Status Notices were served on the applicable Non-Voting Classes, along with the Combined Hearing Notice, as set forth in the Disclosure Statement Order; and the Disclosure Statement, Original Plan, Disclosure Statement Order (excluding exhibits), and the Combined Hearing Notice were served on all parties on the 2002 List as of the Voting Record Date.

On September 17, 2019, the Court entered the Adjournment Order, which, among other things: (i) adjourned until October 11, 2019 at 10:00 a.m. the hearing to consider final approval of the Disclosure Statement and confirmation of the Plan; (ii) provided that the disposition of any Class 2 Ballot cast properly on the Original Plan would control with respect to the Plan unless timely superseded by an Amended Ballot (as defined in the Adjournment Order); and (iii) directed the Debtors to serve the Adjournment Notice on the 2002 List (with certain exceptions).[4]

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[3] Solely for this decretal paragraph E., all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Disclosure Statement Order.

[4] Pursuant to the Adjournment Order, the Debtors were not required to serve the Notice of Adjournment on any Notice Parties (i) who, prior to the date thereof, requested removal from the Debtors' service lists; or (ii) from whom (a) the Debtors received returned mail in connection with the Combined Hearing Notice and (b) were thereafter unable to locate a replacement address.

As shown by the Notice Certificates, (i) service of the Solicitation Packages and Adjournment Notices was adequate and sufficient under the circumstances of these Chapter 11 Cases, and (ii) adequate and sufficient notice of the Hearing and other requirements, deadlines, hearings, and matters described in the Disclosure Statement Order and Adjournment Order has been provided.

F.                  Voting. Votes on the Plan were solicited after disclosure to Holders of Class 2 Claims of "adequate information," as defined in Section 1125 of the Bankruptcy Code. As evidenced by the Report, votes to accept or reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Disclosure Statement Order, the Adjournment Order, the Bankruptcy Code, the Bankruptcy Rules, and the Local Rules.

Final Approval of Disclosure Statement

G.                Approval. The Disclosure Statement is hereby approved on a final basis pursuant to Section 1125 of the Bankruptcy Code as providing Holders of Claims entitled to vote on the Plan with adequate information to make an informed decision as to whether to vote to accept or reject the Plan in accordance with Section 1125(a)(1) of the Bankruptcy Code.

H.                Notice of Exculpation and Injunction. The Disclosure Statement (including all applicable exhibits thereto) and Adjournment Notice provides Holders of Claims, Holders of Interests, and all other parties in interest with sufficient notice of the exculpation and injunction provisions contained in Article 10 of the Plan in satisfaction of the requirements of Bankruptcy Rule 3016(c).

Plan's Compliance with the Requirements of Section 1129 of the Bankruptcy Code

I.                    Burden of Proof. The Debtors, as proponents of the Plan, have met their burden of proving the elements of Section 1129(a) and (b) of the Bankruptcy Code by a preponderance of the evidence, which is the applicable evidentiary standard in this Court.

J.                   Bankruptcy Rule 3016(a). The Plan is dated and identifies the Debtors as the Plan proponents, thereby satisfying Bankruptcy Rule 3016(a).

K.                Plan Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying Section 1129(a) of the Bankruptcy Code.

1.                  Proper Classification (11 U.S.C. §§ 1122, 1123(a)(1)). As required by Section 1123(a)(1), in addition to Administrative Expense Claims and Priority Tax Claims, which need not be classified, Article 2 of the Plan designates four (4) Classes of Claims and Interests. As required by Section 1122(a) of the Bankruptcy Code, the Claims and Interests placed in each Class are substantially similar to other Claims and Interests, as the case may be, in each such Class. Valid business, factual, and legal reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan, and such Classes do not unfairly discriminate between Holders of Claims and Interests. Thus, the Plan satisfies Section 1122 and 1123(a)(1) of the Bankruptcy Code.

2.                  Specified Unimpaired Classes (11 U.S.C. § 1123(a)(2)). Articles 2 and 4 of the Plan specify that Class 1 is unimpaired under the Plan, thereby satisfying Section 1123(a)(2) of the Bankruptcy Code.

3.                  Specified Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)). Articles 2 and 4 designate that Classes 2, 3, and 4 are impaired, and Article 4 of the Plan sets forth the treatment of such impaired Classes, thereby satisfying Section 1123(a)(3) of the Bankruptcy Code.

4.                  No Discrimination (11 U.S.C § 1123(a)(4)). Article 4 of the Plan provides for the same treatment by the Debtors for each Claim or Interest in each respective Class except to the extent that a Holder of a particular Claim or Interest has agreed to a different treatment of such Claim or Interest, thereby satisfying Section 1123(a)(4) of the Bankruptcy Code.

5.                  Implementation of the Plan (11 U.S.C. § 1123(a)(5)). The Plan provides adequate means for the Plan's implementation, as set forth in Article 6 of the Plan, thereby satisfying Section 1123(a)(5) of the Bankruptcy Code.

6.                  The Debtors' Charter Provisions (11 U.S.C. § 1123(a)(6)). The Plan is a liquidating Plan that does not provide for the issuance of equity or other securities by the Debtors. Accordingly, the requirements of Section 1123(a)(6) of the Bankruptcy Code do not apply.

7.                  Selection of Corporate Officers (11 U.S.C. 1123(a)(7)). The Plan contains only provisions that are consistent with the interests of the creditors and equity security holders and with public policy with respect to the manner of selection of the Liquidating Trustee and any successor, thereby satisfying Section 1123(a)(7) of the Bankruptcy Code.

8.                  Not an Individual Case (11 U.S.C. § 1123(a)(8)). These are not Chapter 11 Cases commenced on behalf of an individual; therefore, Section 1123(a)(8) does not apply or is otherwise satisfied.

L.                 Additional Plan Provisions (11 U.S.C. § 1123(b)). The additional provisions of the Plan are appropriate and consistent with the applicable provisions of the Bankruptcy Code, thereby satisfying Section 1123(b) of the Bankruptcy Code.

1.                  Impairment/Unimpairment of Any Class of Claims or Interests (11 U.S.C. § 1123(b)(1)). Pursuant to the Plan, Class 1 is unimpaired and Classes 2-4 are impaired, as contemplated by Section 1123(b)(1) of the Bankruptcy Code.

2.                  Executory Contracts and Unexpired Leases (11 U.S.C. § 1123(b)(2)). Article 9 of the Amended Plan provides that, on the Effective Date, each Executory Contract and Unexpired Lease not previously rejected, assumed, or assumed and assigned shall be deemed automatically rejected, unless such Executory Contract or Unexpired Lease: (1) was previously assumed and/or assumed and assigned by the Debtors; (2) is a contract, lease, or other agreement or document entered into in connection with the Amended Plan; or (3) is an insurance policy pursuant to which the Debtors have any obligations in effect as of the Effective Date, in which case such policy shall be deemed and treated as an executory contract and shall be assumed by the Debtors and assigned to the Liquidating Trust and shall continue in full force and effect thereafter in accordance with their respective terms. Article 9 further reaffirms the rejection of any Executory Contract or Unexpired Lease that the Debtors previously rejected by Final Order of the Bankruptcy Court.

3.                  Other Appropriate Provisions (11 U.S.C. § 1123(b)(6)). The Plan's other provisions are appropriate and consistent with the applicable provisions of the Bankruptcy Code, including without limitation, provisions for: (a) distributions to Holders of Allowed Claims; (b) objections to Claims by the Liquidating Trustee and the prosecution thereof; (c) procedures for resolving Disputed Claims; (d) establishing the Rejection Objection Deadline; and (e) the treatment of employment agreements and Employee Benefit Plans, if any.

M.               As Proponents of the Plan, the Debtors Have Complied with the Bankruptcy Code (11 U.S.C. § 1129(a)(2)). As proponents of the Plan, the Debtors have complied with the applicable provisions of the Bankruptcy Code. Specifically, but without limiting the generality of the foregoing:

a.                   Each of the Debtors is an eligible debtor under Section 109 of the Bankruptcy Code;

b.                  The Debtors have complied with applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by Final Order of the Court; and

c.                   The Debtors have complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Rules in transmitting the Plan, Disclosure Statement, the Class 2 Ballots, and all related documents and notices, and in soliciting and tabulating the votes on the Plan.

N.                Plan Proposed in Good Faith (11 U.S.C. § 1129(a)(3)). The Debtors have proposed the Plan (and all other documents necessary to effectuate the Plan) in good faith and not by any means forbidden by law, thereby satisfying Section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Cases and the formulation of the Plan. The Debtors' good faith is evident from the facts and record of these Chapter 11 Cases, the Disclosure Statement, and the record of the Hearing and other proceedings held in these Chapter 11 Cases. Further, the Plan's classification, exculpation, and injunction provisions have been negotiated in good faith and at arms' length, are consistent with Section 105, 1122, 1123(b)(6), 1129, and 1142 of the Bankruptcy Code, and each are necessary and appropriate for the Plan.

O.                Payments of Costs and Expenses (11 U.S.C. § 1129(a)(4)). Any payment made or to be made pursuant to the Plan for services or costs and expenses incurred in or in connection with these Chapter 11 Cases prior to the Confirmation Date has been approved by, or will be subject to the approval of, the Court.

P.                  Identity of Principal Officers (11 U.S.C. § 1129(a)(5)). The Debtors have disclosed the identity and affiliation of any individuals proposed to serve as the Liquidating Trustee after Confirmation of the Plan, as required by Section 1129(a)(5) of the Bankruptcy Code. The service of such individual(s) pursuant to the terms set forth in the Plan is consistent with the interest of the creditors and equity security holders and with public policy.

Q.                No Rate Change (11 U.S.C. § 1129(a)(6)). No rate changes are provided for in the Plan that would require governmental regulatory approval.

R.                 Best Interests of Creditors (11 U.S.C. § 1129(a)(7)). The Plan meets the "best interest of creditors" test because, with respect to each Impaired Class of Claims or Interests, each such Holder of a Claim or Interest in an Impaired Class will receive or retain under the Plan, on account of such Claim or Interest, property of a value, as of the Effective Date of the Plan, that is not less than the amount that such Holder would so receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on the Effective Date of the Plan.

S.                  Acceptance of the Plan (11 U.S.C. § 1129(a)(8)). Holders of Claims in Class 1 are unimpaired within the meaning of Section 1124 of the Bankruptcy Code and are conclusively presumed to have accepted the Plan under Section 1126(f) of the Bankruptcy Code. Class 2 voted to accept the Plan, as set forth in the Report, and in accordance with Section 1126(d) of the Bankruptcy Code. Classes 3 and 4 are not entitled to vote and are deemed to have rejected the Plan.

T.                 Treatment of Administrative Expense and Priority Tax Claims (11 U.S.C. § 1129(a)(9)). Except to the extent that the Holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that each Holder of an Allowed Claim of a kind specified in Sections 507(a)(1) through 507(a)(7) of the Bankruptcy Code will receive, on the later of the Effective Date of the Plan (or as soon thereafter as is reasonably practicable) or the date on which such Claim becomes an Allowed Claim (or as soon thereafter as is reasonably practicable) on account of such Claim, Cash equal to the Allowed amount of such Claim. The Plan provides that each Holder of an Allowed Priority Tax Claim will receive Cash on the Effective Date (or as soon thereafter as is reasonably practicable), but in no event later than the end of five (5) years from the Petition Date. As to any Allowed Priority Tax Claim not paid in full on the Effective Date, the Holder of such Allowed Priority Tax Claim shall receive interest on account of their Allowed Priority Tax Claims at the Section 6621 Interest Rate; provided, however, that if the Holder of such Allowed Priority Tax Claim is a city, county, or state, such Holder shall receive interest on account of its Allowed Priority Tax Claim at the applicable statutory rate under state law. To the extent that any Allowed Priority Tax Claim is allowed after the Effective Date, it will be paid in full in Cash as soon after allowance as is reasonably practicable over a period not later than the end of five (5) years from the Petition Date, including interest as calculated above.

U.                At Least One Impaired Class Accepted the Plan (11 U.S.C. §§ 1129(a)(10)). Class 2, which is an Impaired Class under the Plan, has accepted the Plan, without including any acceptance of the Plan by any insider of the Debtors.

V.                Feasibility (11 U.S.C. § 1129(a)(11)). The Plan itself provides for the liquidation of the Debtors' Property and payment of Distributions to Creditors by the Liquidating Trustee from the Liquidating Trust Assets; therefore, the Plan satisfies Bankruptcy Code Section 1129(a)(11).

W.               United States Trustee Fees (11 U.S.C. § 1129(a)(12)). Article 3 of the Plan provides that all fees due and owing under 28 U.S.C. § 1930 for periods prior to the Effective Date shall be paid on the Effective Date (or as soon as reasonably practicable thereafter). Following the Effective Date, the Liquidating Trustee shall continue to pay timely all U.S. Trustee Fees until a Final Decree is entered or the Chapter 11 Cases are otherwise closed.

X.                Retiree Benefits (11 U.S.C. § 1129(a)(13)). The Debtors do not have any obligation to pay retiree benefits, as defined in Section 1114(a) of the Bankruptcy Code; therefore, Bankruptcy Code Section 1129(a)(13) is not applicable.

Y.                No Domestic Support Obligations (11 U.S.C. § 1129(a)(14)). The Debtors are not required by a judicial or administrative order, or by statute, to pay a domestic support obligation. Accordingly, Section 1129(a)(14) of the Bankruptcy Code is inapplicable in these Chapter 11 Cases.

Z.                 The Debtors Are Not Individuals (11 U.S.C. § 1129(a)(15)). The Debtors are not individuals; accordingly, Section 1129(a)(15) of the Bankruptcy Code is inapplicable in these Chapter 11 Cases.

AA.           No Applicable Non-Bankruptcy Law Regarding Transfers (11 U.S.C. § 1129(a)(16)). The Debtors are each moneyed, business, or commercial corporations; therefore, Section 1129(a)(16) of the Bankruptcy Code is inapplicable in these Chapter 11 Cases.

BB.            Cramdown (11 U.S.C. § 1129(b)). The Holders of Claims in Class 2 have accepted the Plan. Holders of Claims in Classes 3 and 4 were not entitled to vote, and Classes 3 and 4 are deemed to have rejected the Plan. No Holders of any Claims or Interests junior to the Interests in Classes 3 and 4 will receive or retain any property under the Plan, and the Plan otherwise satisfies the requirements for confirmation under Section 1129(b) of the Bankruptcy Code with respect to Classes 3 and 4.

CC.            Only One Plan (11 U.S.C. § 1129(c)). This Confirmation Order confirms a single plan. Accordingly, the requirements of Section 1129(c) of the Bankruptcy Code have been satisfied.

DD.           Principal Purpose (11 U.S.C. § 1129(d)). The principal purpose of the Plan is neither the avoidance of taxes nor the avoidance of Section 5 of the Securities Act of 1933, and no governmental unit has objected to the confirmation of the Plan on any such grounds. The Plan therefore satisfies the requirements of Section 1129(d) of the Bankruptcy Code.

EE.            Not Small Business Cases (11 U.S.C. § 1129(e)). These Chapter 11 Cases are not small business cases, and accordingly, Section 1129(e) of the Bankruptcy Code is inapplicable in these Chapter 11 Cases.

FF.             Transfer Instruments (11 U.S.C. § 1146). With respect to the making or delivery of any deed, bill of sale, assignment or any other instrument of transfer under, in furtherance of, or in connection with the confirmed Plan, including, without limitation, any deeds or bills of sale or assignments executed in connection with or pursuant to the Plan, such transactions shall not be subject to any stamp, real estate transfer, mortgage recording, sales and use, or other similar tax in accordance with Section 1146 of the Bankruptcy Code.

Compliance with Section 1125 of the Bankruptcy Code

GG.           Good Faith Solicitation (11 U.S.C. § 1125(e)). Based on the record before the Court in these Chapter 11 Cases, the Debtors and their respective members, directors, officers, employees, representatives, attorneys, financial advisors, investment bankers, agents, restructuring advisors and other professionals, and all other persons involved in the solicitation process, have acted in "good faith" within the meaning of Section 1125(e) of the Bankruptcy Code and in compliance with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Rules in connections with all of their respective activities relating to the solicitation of acceptances to the Plan and their participation in the activities described in Section 1125 of the Bankruptcy Code, and are entitled to the protections afforded by Section 1125(e) of the Bankruptcy Code to the greatest extent permissible by law.

Plan Implementation

HH.           The terms of the Plan, including all exhibits and schedules thereto, and all other documents filed in connection with the Plan and/or executed or to be executed in connection with the transactions contemplated by the Plan (specifically including, but not limited to, the Liquidating Trust Agreement) and all amendments and modifications thereof (collectively, the "Plan Documents") constitute an integral part of this Confirmation Order.

II.                 The Plan and the Plan Documents constitute legal, valid, binding and authorized obligations of the respective parties thereto and will be enforceable in accordance with their terms. Pursuant to Section 1142(a) of the Bankruptcy Code, the Plan and the Plan Documents will apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law. The Debtors, the Creditors' Committee, the Liquidating Trustee and all of their respective members, officers, directors, agents, financial advisors, investment bankers, attorneys, employees, equity holders, partners, affiliates, and representatives will be acting in good faith if they proceed to (i) consummate the Plan and the agreements, settlements, transactions, transfers and documentation contemplated thereby, and (ii) take any actions authorized and directed by this Confirmation Order.

Exculpation and Injunction

JJ.                The Court has jurisdiction under 28 U.S.C. § 1334(a) and (b) to approve the exculpation and injunction provisions set forth in Article 10 of the Plan. Section 105(a) of the Bankruptcy Code permits the issuance of the injunctions and approval of the exculpation if, as has been established here, such provisions (i) are essential to the formulation and implementation of the Plan, as provided for in Section 1123 of the Bankruptcy Code, (ii) confer material benefits on the Debtors' estates, (iii) are fair and reasonable, and (iv) are in the best interest of the Debtors, their estates, and Holders of Claims and Interests. Based upon the record of these Chapter 11 Cases and the evidence proffered or adduced at the Hearing, this Court finds that the exculpation and injunction provisions set forth in Article 10 of the Plan are consistent with the Bankruptcy Code and applicable law.

Other Findings

KK.           Rule 54(b) Judgment. To the extent Rule 54(b) of the Federal Rules of Civil Procedure (as incorporated by Bankruptcy Rule 7054 made applicable to this proceeding pursuant to Bankruptcy Rule 9014) is or may be applicable, there is no just reason for delay of entry of a separate and final judgment confirming the Plan pursuant to Section 1129 of the Bankruptcy Code with respect to each of the Debtors.

Based on the foregoing, the Court finds that all applicable provisions of the Bankruptcy Code for confirmation of the Plan have been satisfied. Accordingly,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

1.                  Plan Confirmed and Disclosure Statement Approved. The Plan, the Liquidating Trust Agreement, all transactions contemplated therein (including, but not limited to, all ancillary agreements contemplated thereby) and all of the terms and conditions thereof are hereby approved. Likewise, the Disclosure Statement is hereby approved on a final basis. The failure to specifically include any particular provision of the Plan, Liquidating Trust Agreement, or Disclosure Statement in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan, Liquidating Trust Agreement, and Disclosure Statement (including, but not limited to, all ancillary agreements contemplated by any of the foregoing) be authorized and approved in their entirety.

2.                  Objections Overruled. Any objections to confirmation of the Plan or approval of the Disclosure Statement on a final basis that were not withdrawn, resolved by separate Order, or resolved by this Confirmation Order are hereby expressly overruled on the merits, with prejudice.

3.                  Incorporation of Findings of Fact and Conclusions of Law. The above-referenced findings of fact and conclusions of law are incorporated by reference as though fully set forth herein.

4.                  Confirmation of Appointment of Liquidating Trustee. The appointments of: (a) Mark C. Healy of Michael Moecker & Associates as Liquidating Trustee under the Plan; and (b) B.E. Capital Management Fund LP, Dalian Hoffen Biotechnique Co., Ltd., and 417 Fifth Avenue LLC, as the initial members of the Liquidating Trust Oversight Committee under the Plan, are approved in all respects, and said Persons shall be authorized to act in such capacities pursuant to the Confirmed Plan.

5.                  Further Action. The Debtors, the Liquidating Trustee, and all parties-in-interest, and their respective agents, attorneys, officers, directors, employees, successors and assigns, are authorized and directed to take all such steps and to perform all such actions as are necessary, desirable or appropriate to carry out and give effect to the Plan and the Plan Documents. All Plan Documents, including, without limitation, the Liquidating Trust Agreement, are approved in all respects. The applicable parties are authorized to execute and deliver on and after the Effective Date all Plan Documents as set forth in the Plan and to take all actions necessary and appropriate consistent therewith.

6.                  Consolidation. On and after the Effective Date: (i) all assets and liabilities of the Debtors and their respective estates shall be treated as though they were merged with and into Premier Exhibitions, Inc. (as defined in the Plan, the "Consolidated Debtors"), solely for the purposes of Distributions under the Plan; (ii) no Distributions shall be made under the Plan on account of any Claim held by any one or more of the Debtors against any other Debtor herein; (iii) all guarantees of the Debtors of the obligation(s) of any other Debtor herein shall be eliminated; and (iv) each and every Claim and Proof of Claim against any of the Debtors shall be deemed one Claim or Proof of Claim against the Consolidated Debtors and a single obligation of the Consolidated Debtors on and after the Effective Date. Notwithstanding the foregoing, the limited consolidation effected pursuant to the Plan and this Confirmation Order shall not affect: (a) any obligations under any contracts or leases that were entered into during the Chapter 11 Cases or Executory Contracts or Unexpired Leases that will be (or have been) assumed and assigned pursuant to the Purchase Agreement; (b) distributions from any insurance policies or proceeds of such policies; or (c) guarantees that are required to be maintained post-Effective Date (i) in connection with Executory Contracts or Unexpired Leases that (A) were entered into during the Chapter 11 Cases (B) have been assumed and assigned (specifically including, but not limited to, those Executory Contracts and Unexpired Leases assumed and assigned in connection with the Purchase Agreement) or (C) will under the Plan be, assumed and assigned, or (ii) pursuant to the express terms of the Plan. Further, the limited consolidation provided for herein shall not affect each Debtor's obligation to file the necessary operating reports and pay the U.S. Trustee Fees.

7.                  Authority of Liquidating Trustee. From and after the Effective Date, the Liquidating Trustee shall have the exclusive authority to, and shall, file, settle, compromise, withdraw, or litigate to judgment all objections to Claims (except for as otherwise provided in the Liquidating Trust Agreement). As of the Effective Date, the Liquidating Trustee shall be deemed to be substituted for the Debtors and succeed to all rights and defenses of the Debtors, with respect to any objections to Claims which have not been finally resolved prior to the Effective Date. All objections to Claims shall be filed with the Bankruptcy Court no later than one hundred eighty (180) days following the Effective Date (unless such period is extended by the Bankruptcy Court upon Designated Notice of the Liquidating Trustee pursuant to the Plan and the Liquidating Trust Agreement).

8.                  Substitution of Liquidating Trustee as Plaintiff in Adversary Proceeding. On and after the Effective Date, the Liquidating Trustee (in his capacity as such) shall be substituted into the Adversary Proceeding as plaintiff without any further order, notice, motion, or action required.

9.                  Binding Effect. The Provisions of the Plan and this Confirmation Order hereby are made binding upon and inure to the benefit of, the Debtors, their Estates, the Liquidating Trustee, the Holders of Claims, the Holders of Interests, all other parties-in-interest in these Chapter 11 Cases, and their respective successors and assigns, regardless of whether any Claims or Interests are impaired under the Plan and regardless of whether any such Holder of a Claim or Interest has filed, or is deemed to have filed, a Proof of Claim or Proof of Interest, and regardless of whether any such Holder has accepted the Plan.

10.              Application of Stay. Except as otherwise provided in the Plan or this Confirmation Order, the automatic stay arising out of Section 362(a) of the Bankruptcy Code shall continue in full force and effect until the Consummation Date and the Debtors, the Estates, and the Liquidating Trust shall be entitled to all of the protections afforded thereby.

11.              Injunctions.

(a)               Except as otherwise expressly provided in the Plan, the Plan Documents, or in this Confirmation Order, on and after the Effective Date, all Persons who have held, currently hold, or may hold Claims against or Interests in the Debtors or the Estates that arose prior to the Effective Date (including any Governmental Authority, but solely to the extent such Governmental Authority received notice of the Plan and Disclosure Statement) shall be permanently enjoined from, on account of such Claims or Interests, taking any of the following actions, either directly or indirectly, against or with respect to any Debtor, any Estate, the Exculpated Parties, the Liquidating Trust, the Liquidating Trustee, or any of their respective properties or assets: (i) commencing or continuing in any manner any action or other proceeding of any kind; (ii) enforcing, executing, collecting, or recovering in any manner any judgment, award, decree, or order, or attaching any property pursuant to the foregoing; (iii) creating, perfecting, or enforcing any Lien or encumbrance of any kind; (iv) asserting or effecting any setoff, recoupment, or right of subrogation of any kind against any Claim or Cause of Action; (v) enjoining or invalidating any foreclosure or other conveyance of any Property of the Liquidating Trust or of the Debtors; (vi) interfering with or in any manner whatsoever disturbing the rights and remedies of the Liquidating Trust, the Debtors or the Estates under the Plan and the Plan documents and the other documents executed in connection therewith; and (vii) taking any act, in any manner, in any place whatsoever, that does not conform to, comply with, or that is inconsistent with any provision of the Plan of this Confirmation Order. This injunction shall not enjoin or prohibit (i) the holder of a Disputed Claim from litigating its right to seek to have such Disputed Claim declared an Allowed Claim and paid in accordance with the Distribution provisions of the Plan or (ii) any party in interest from seeking the interpretation or enforcement of any of the obligations of the Debtors, the Liquidating Trustee, or the Liquidating Trust under the Plan. The Liquidating Trustee shall have the right to independently seek enforcement of this Plan Injunction provision. This Plan Injunction provision is an integral part of this Plan and is essential to its implementation.

(b)               Upon entry of this Confirmation Order, all Holders of Claims and Interests and their respective current and former employees, agents, officers, directors, principals, and direct and indirect affiliates shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan. Each Holder of an Allowed Claim, by accepting, or being eligible to accept, Distributions under such Claim, as applicable, pursuant to the Plan, shall be deemed to have consented to the injunction provisions set forth in Article 10 of the Plan.

(c)               Notwithstanding the foregoing, the Plan Injunction shall not include or be effective against Mark A. Sellers, Douglas Banker, Richard Kraniak, or Jack H. Jacobs (the “Pre-Merger D&Os”), unless and until that certain Settlement Agreement by and between: (i) Mark C. Healy, the Responsible Person; (ii) Mark A. Sellers, Douglas Banker, Richard Kraniak, and Jack H. Jacobs; and (iii) National Union Fire Insurance Company of Pittsburgh, Pa (the “Insurer”), related to the Adversary Proceeding (the “D&O Settlement”), is approved by a final, non-appealable Order of this Court (the “D&O Settlement Effective Date”). In the event the D&O Settlement is not approved by this Court and the D&O Settlement Effective Date does not occur, the Pre-Merger D&Os shall be excluded from the Plan Injunction.

(d)               Additionally, and notwithstanding the foregoing, Daoping Bao, Michael Evans, Sid Dutchak, Mingcheng Tao, Jerome Henshall, Mark Bains, and Guo “David” Ding (the “Post-Merger D&Os”) are specifically excluded from the Plan Injunction, and the Plan Injunction shall not enjoin any action against them. For the avoidance of any doubt, the Responsible Person, Liquidating Trustee, and any successor fiduciary retain any and all rights and causes of action against the Post-Merger D&Os, including but not limited to in connection with the Adversary Proceeding.

12.              Exculpation from Liability.

(a)               To the fullest extent permissible under applicable law, (i) effective as of the Effective Date, the Debtors, Jessica Leigh Sanders, in her capacity as an officer of the Debtors, the Debtors’ Professionals (acting in such capacity), the members of the Creditors’ Committee (acting in such capacity) and the Creditors’ Committee’s Professionals (acting in such capacity), and the members of the Equity Committee (acting in such capacity) and the Equity Committee’s Professionals (acting in such capacity) and (ii) effective as of the D&O Settlement Effective Date with respect to the Pre-Merger D&Os (collectively referred to herein as the “Exculpated D&O Parties”, and with the Debtors, Jessica Leigh Sanders, in her capacity as an officer of the Debtors, the Debtors’ Professionals (acting in such capacity), the members of the Creditors’ Committee (acting in such capacity), the Creditors’ Committee’s Professionals (acting in such capacity), and the members of the Equity Committee (acting in such capacity) and the Equity Committee's Professionals (acting in such capacity), collectively the “Exculpated Parties”)) are hereby released and exculpated from any Claim, obligation, Cause of Action, or liability of any kind whatsoever, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law or in equity, for any action taken or omitted to be taken, in connection with or related to the formulation, preparation, dissemination, or confirmation of the Plan, including solicitation of acceptances thereto, the Disclosure Statement, any Plan Supplement, or any contract, instrument, release, or other agreement or document created or entered into, including without limitation the Purchase Agreement, or any other act taken or omitted from being taken, in connection with the Sale, the Plan or these Chapter 11 Cases, including but not limited to the commencement and administration of these Chapter 11 Cases, the sale of assets, the arranging for post-petition financing, the prosecution and defense of contested matters and adversary proceedings, the settlement of Claims, and the disbursement of funds (including, for the avoidance of doubt, providing any legal opinion requested by any Person regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Exculpated Party on the Plan or this Confirmation Order in lieu of such legal opinion), or any other post-petition act taken or omitted to be taken in connection with or in contemplation of the restructuring or liquidation of the Debtors, in each case except for actual fraud, willful misconduct, or gross negligence in connection with the Plan or the Chapter 11 Cases, each solely to the extent as determined by a Final Order of a court of competent jurisdiction; provided, however, that in all respects the Exculpated Parties shall be entitled to reasonably rely upon the advice of counsel and financial advisors with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the restructuring of Claims and Interests in the Chapter 11 Cases and in connection with the transactions contemplated therein, including the Sale, the negotiation, formulation, or preparation of the agreements, instruments, or other documents pursuant to the Plan or the Sale, and the solicitation and distribution of the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. Notwithstanding the foregoing, this exculpation shall not release any obligation or liability of any party under the Plan or any document, instrument, or agreement (including those set forth in any Plan Supplement) executed to implement the Plan. In furtherance of the foregoing, the Exculpated Parties shall have the fullest protection afforded under Section 1125(e) of the Bankruptcy Code and all applicable law from liability for violation of any applicable law, rule or regulation governing the solicitation of acceptance or rejection of a Plan or the offer, issuance, sale or purchase of securities. This Exculpation from Liability provision is an integral part of this Plan and is essential to its implementation.

(b)               For the avoidance of any doubt, the Pre-Merger D&Os shall not be released or exculpated, and are specifically excluded from the Exculpated Parties, unless and until the occurrence of the D&O Settlement Effective Date. In the event the D&O Settlement is not approved by this Court and the D&O Settlement Effective Date does not occur, the Pre-Merger D&Os shall not be released or exculpated under Section 10.2 of the Plan or otherwise.

(c)               Additionally, for the avoidance of any doubt, the Post Merger D&Os, shall not be and are not released or exculpated under Section 10.2 of the Plan or otherwise. The Responsible Person, Liquidating Trustee, and any successor fiduciary retain any and all rights and causes of action against the Post-Merger D&Os, including but not limited to in connection with the Adversary Proceeding, and nothing in the Plan or this Confirmation Order shall be construed to enjoin any rights, claims, or causes of action against the Post-Merger D&Os, or to release or exculpate the Post-Merger D&Os, in connection with the Adversary Proceeding, or otherwise.

13.              Rejection Damages Bar Date. Any Person or Entity wishing to file a Proof of Claim arising from the rejection of an Executory Contract or Unexpired Lease pursuant to the terms of the Plan must file the Claim with the Court and serve such Claim on the Liquidating Trustee no later than thirty (30) days after the Effective Date, or the Claim shall be forever barred, unless otherwise ordered by the Court.

14.              Administrative Expense Claims Bar Date. Except for Professional Compensation Claims and the claims of Special Litigation Counsel, requests for payment of Administrative Expense Claims must be Filed and served on the Liquidating Trustee no later than thirty (30) days after the Effective Date, or the Claim shall be forever barred, unless otherwise ordered by the Court. Notwithstanding the foregoing, any Bar Dates established during the course of these Chapter 11 Cases shall remain in full force and effect.

15.              Professional Compensation.

(a)               The following table shall replace and supersede the table set forth in Section 3.1.3(a) of the Plan:

Name of Firm	Total Undiscounted Fees and Expenses Sought	Undiscounted Amount Unpaid	Reductions	Total Discounted Fees and Expenses Allowed	Discounted Amount Unpaid

Troutman Sanders LLP	$3,548,508.31	$728,685.89	$98,203.00	$3,450,305.31	$630,482.89
Carr, Rigss & Ingram LLC	$136,566.88	$0.00	N/A	$136,566.88	$0.00
GlassRatner Advisory & Capital Group	$558,772.26	$67,603.90	$39,716.18	$519,056.09	$27,887.73
Kaleo Legal	$505,252.50	$43,632.00	$24,827.00	$480,425.50	$18,805.00
Nelson Mullins Riley & Scarborough	$925,694.80	$228,058.64	$228,058.64	$697,636.16	$0.00
McGuire Woods LLP	$186,788.09	$32,967.50	$5,095.00	$181,693.09	$27,872.50
Storch Amini PC	$320,817.89	$82,430.13	(Included)	$320,817.89	$82,430.13
Thames Markey & Heekin, P.A.	$314,796.84	$133,747.71	$61,226.00	$253,570.84	$60,578.36

For the avoidance of doubt, on the Effective Date, all Non-EC Final Fee Applications (including those amended by filed supplements,[5] if any), except the claims of Special Litigation Counsel, shall be approved on a final basis in the amounts set forth in the table above in the column entitled "Total Discounted Fees and Expenses Allowed." Further, each Professional shall have an Allowed Professional Compensation Claim in the amount set forth in the table above in the column entitled "Discounted Amount Unpaid," which Professional Compensation Claim shall be paid on the Effective Date (as an Allowed Administrative Expense Claim, for the avoidance of doubt).

___________________________

[5] E.g., (Doc. Nos. 222, 223).

(b)               Section 3.1.3(d) of the Plan shall be amended to read as follows:

As part of the Equity Committee Professional Compensation Claim Compromise set forth in § 6.4 of this Plan, which is also the product of substantial negotiations leading to a compromise among the respective Professionals, the Equity Committee Professionals' respective Professional Compensation Claims (and the Equity Committee Final Fee Applications) shall be approved on a final basis in the amounts, and to the extent, set forth in the table below in the column entitled "Total Discounted Fees and Expenses Allowed." Further, each Equity Committee Professional shall have an Allowed Professional Compensation Claim in the amount set forth in the table below in the column entitled "Total Discounted Amount Unpaid"; provided, however, that such Allowed Equity Committee Professional Compensation Claim shall be paid in accordance with § 6.4 of this Plan.

Equity Committee Professional	Discounted Fees Allowed	Discounted Expenses Allowed	Total Discounted Fees and Expenses Allowed	Total Discounted Amount Unpaid
Akerman LLP	$723,026.50	$29,135.23	$752,161.73	$260,800.27
Landau Gottfried & Berger LLP	$1,433,853.00	$46,928.27	$1,480,781.27	$471,322.99
Teneo Securities LLC	$499,277.62	$12,284.98	$511,562.60	$192,328.55

(c)               Section 6.4 of the Plan shall be amended to include the following text:

In accordance with the Subordinated Equity Committee Professional Compensation Claims distribution scheme, set forth in this § 6.4, the Liquidating Trustee shall pay or cause to be paid to each respective Equity Committee Professional the amounts (or Pro Rata portions of such amounts, as applicable) set forth below, as follows:

(i) On the Effective Date, or as soon as reasonably practicable thereafter: "Total Effective Date Payment";

(ii) From the proceeds of the Adversary Proceeding, if any, before disbursement of such proceeds to Holders of Allowed General Unsecured Claims: "First Tier Payment"; and

(iii) From the proceeds of the Adversary Proceeding, if any, fully subordinate to Holders of Allowed General Unsecured Claims: "Second Tier Payment."

Equity Committee Professional	Total Effective Date Payment	First Tier Payment	Second Tier Payment
Akerman LLP	$140,194.93	$75,302.65	$45,302.65
Landau Gottfried & Berger LLP	$244,932.19	$150,932.00	$75,466.00
Teneo Securities LLC	$129,222.47	$54,521.44	$8,584.64

16.              Exculpation Approved. The provisions of the Plan regarding exculpation of liability (Article 10, Section 10.2) are hereby approved in all respects.

17.              Modification Permitted. Following entry of this Confirmation Order, the Debtors, as proponents of the Plan, may modify the Plan to remedy any defect or omission or to reconcile any inconsistencies in the Plan or in this Confirmation Order, as may be necessary to carry out the purposes and effects of the Plan; provided that (a) the Debtors, as proponents of the Plan, may obtain approval of the Bankruptcy Court for such modification after notice and a hearing, and (b) such modification will not materially adversely affect the interest, rights, treatment, or distributions of any Allowed Claims under the Plan.

18.              Retention of Jurisdiction. The Court shall retain jurisdiction and authority for all purposes permitted under applicable law, including, without limitation, for the following purposes:

(a)               to determine any motion, adversary proceeding, Avoidance Action, application, contested matter, or other litigated matter pending on or commenced after the Confirmation Date;

(b)               to hear and determine applications for the assumption or rejection of Executory Contracts or Unexpired Leases and the allowance, estimation, or payment of Rejection Claims and Cure Amounts resulting therefrom;

(c)               to ensure that Distributions to Holders of Allowed Claims are accomplished as provided herein and to adjudicate any and all disputes arising from or relating to Distributions under this Plan;

(d)               to hear and determine objections to the allowance of Claims, whether Filed, asserted, or made before or after the Effective Date, including, without limitation, to hear and determine objections to the classification of Claims and the allowance or disallowance of Disputed Claims, in whole or in part;

(e)               to consider Claims or the allowance, classification, priority, compromise, estimation, or payment of any Claim; provided, however, that the District Court shall have jurisdiction to estimate any Claim that cannot be estimated by the Bankruptcy Court;

(f)                to enter, implement, or enforce such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated;

(g)               to determine any matter (other than those matters that are subject to the exclusive jurisdiction of the United States District Court for the Eastern District of Virginia in the admiralty action styled R.M.S. Titanic, Inc. v. The Wrecked and Abandoned Vessel, Case No. 2:93-cv-902, including, but not limited to, the Admiralty Order) (i) under the Purchase Agreement; (ii) in connection with the Sale Transaction; or (iii) the Sale Order;

(h)               to issue injunctions, enter and implement other orders, and take such other actions as may be necessary or appropriate to restrain interference by any Person with the consummation, implementation, or enforcement of this Plan, the Confirmation Order, or any other order of the Bankruptcy Court;

(i)                 to hear and determine any application to modify this Plan in accordance with Section 1127 of the Bankruptcy Code, to remedy any defect or omission or reconcile any inconsistency in this Plan, the Disclosure Statement, or any order of the Bankruptcy Court, including the Confirmation Order, in such a manner as may be necessary to carry out the purposes and effects thereof;

(j)                 to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Plan, the Plan Supplement, the Confirmation Order or any transactions or payments contemplated hereby or thereby, or any agreement, instrument, or other document governing or relating to any of the foregoing;

(k)               to take any action and issue such orders as may be necessary to construe, enforce, implement, execute, and consummate this Plan and the Liquidating Trust Agreement, including any release or injunction provisions set forth herein, or to maintain the integrity of this Plan following consummation;

(l)                 to determine such other matters and for such other purposes as may be provided in the Confirmation Order;

(m)             to hear and determine matters concerning Taxes in accordance with Sections 346, 505, and 1146 of the Bankruptcy Code;

(n)               to enter a Final Decree closing the Chapter 11 Cases;

(o)               to recover all Assets of the Debtors and the Liquidating Trust, and Property of the Estates, wherever located;

(p)               to hear and determine any rights, Claims, or Causes of Action held by or accruing to the Debtors and/or the Liquidating Trust pursuant to the Bankruptcy Code or pursuant to any statute or legal theory;

(q)               to hear and determine any matters for which jurisdiction was retained by the Bankruptcy Court pursuant to prior orders; and

(r)                to hear and determine any other matters related hereto and not inconsistent with the Bankruptcy Code, title 28 of the United States Code, and other applicable law.

19.              Waiver of Bankruptcy Rule 3020(e). The requirement of Bankruptcy Rule 3020(e) that an order confirming a plan is stayed until the expiration of 14 days after entry of the order is hereby waived. Subject to the occurrence or waiver of conditions precedent to the Effective Date, as set forth in Article 13 of the Confirmed Plan, this Confirmation Order shall take effect immediately upon entry on the docket and shall not be stayed pursuant to Bankruptcy Rules 3020(e), 6004(h), 6006(d), 7062, or otherwise.